Martin Midstream Partners L.P. February 16, 2022 Fourth Quarter and Full Year 2021 Earnings Summary and 2022 Financial Guidance Exhibit 99.2

MMLP 4Q 2021 Adjusted EBITDA Comparison & Reconciliation

(in millions)	Terminalling & Storage	Sulfur Services	Transportation	Natural Gas Liquids	SG&A	Interest Expense	4Q21 Actual
Net income (loss)	$3.9	$8.9	$5.1	$12.2	$(5.6)	$(13.7)	**$10.8**
Interest expense add back	--	--	--	--	--	$13.7	**$13.7**
Income tax expense	--	--	--	--	$1.3	--	**$1.3**
Operating Income (loss)	$3.9	$8.9	$5.1	$12.2	$(4.3)	$0.0	**$25.8**
Depreciation and amortization	$7.1	$2.6	$3.7	$0.6	--	--	**$13.9**
Gain on disposition or sale of PP&E	--	$(0.1)	--	--	--	--	**$0.1**
Adjusted EBITDA	**$11.0**	**$11.4**	**$8.8**	**$12.8**	**$(4.3)**	**$0.0**	**$39.7**

Terminalling & Storage	4Q20 Actual	4Q21 Actual
Smackover Refinery	$4.2	$3.1
Lubricants & Specialty Products	$3.4	$4.3
Specialty Terminals	$2.9	$3.2
Shore-Based Terminals	$0.1	$0.4
Total T&S	**$10.6**	**$11.0**

Sulfur Services	4Q20 Actual	4Q21 Actual
Fertilizer	$5.0	$7.8
Sulfur Prilling	$1.8	$1.5
Molten Sulfur	$0.6	$2.1
Total Sulfur Services	**$7.4**	**$11.4**

Transportation	4Q20 Actual	4Q21 Actual
Land	$3.0	$7.6
Marine	$(1.3)	$1.2
Total Transportation	**$1.7**	**$8.8**

Natural Gas Liquids	4Q20 Actual	4Q21 Actual
Butane	$(0.6)	$11.1
Martin Underground Storage	$1.6	$0.7
Natural Gasoline	$0.2	$0.5
Propane	$0.8	$0.4
Total NGLs	**$2.0**	**$12.8**
Adjusted EBITDA*	**$21.7**	**$44.0**
Unallocated SG&A	$(4.3)	$(4.3)
Total Adjusted EBITDA	**$17.4**	**$39.7**

MARTIN MIDSTREAM PARTNERS

Note: numbers may not add due to rounding
*Pre-Unallocated SG&A

Page 2

MMLP Full Year 2021 Adjusted EBITDA Comparison & Reconciliation

(in millions)	Terminalling & Storage	Sulfur Services	Transportation	Natural Gas Liquids	SG&A	Interest Expense	YTD 4Q21 Actual
Net income (loss)	$15.5	$24.0	$8.4	$25.6	$(19.6)	$(54.1)	**$(0.2)**
Interest expense add back	--	--	--	--	--	$54.1	**$54.1**
Income tax expense	--	--	--	--	$3.4	--	**$3.4**
Operating Income (loss)	$15.5	$24.0	$8.4	$25.6	$(16.1)	$0.0	**$57.3**
Depreciation and amortization	$28.2	$10.4	$15.7	$2.4	--	--	**$56.8**
(Gain) loss on disposition or sale of PP&E	--	$(0.1)	$(0.1)	$0.7	--	--	**$0.5**
Gain on involuntary conversion of PP&E	$(0.2)	--	--	--	--	--	**$(0.2)**
Non-cash mark-to-market on derivatives	--	--	--	$(0.2)	--	--	**$(0.2)**
Non-cash unit-based compensation expense	--	--	--	--	$0.4	--	**$0.4**
Adjusted EBITDA	**$43.5**	**$34.3**	**$24.1**	**$28.4**	**$(15.7)**	**$0.0**	**$114.5**

Terminalling & Storage	1Q21A	2Q21A	3Q21A	4Q21A	2021A	
Smackover Refinery	$4.0	$3.9	$3.4	$3.1	**$14.4**	Fixed-Fee
Lubricants & Specialty Products	$4.0	$3.4	$4.9	$4.3	**$16.6**	Margin
Specialty Terminals	$2.7	$3.2	$2.8	$3.2	**$12.0**	Fixed-Fee
Shore-Based Terminals	$(0.1)	$0.1	$0.1	$0.4	**$0.5**	Fixed-Fee
Total T&S	**$10.6**	**$10.6**	**$11.2**	**$11.0**	**$43.5**	

Transportation	1Q21A	2Q21A	3Q21A	4Q21A	2021A	
Land	$3.7	$5.5	$7.1	$7.6	**$23.9**	
Marine	$(1.0)	$(0.5)	$0.5	$1.2	**$0.2**	
Total Transportation	**$2.7**	**$5.0**	**$7.6**	**$8.8**	**$24.1**	Fixed-Fee

Natural Gas Liquids	1Q21A	2Q21A	3Q21A	4Q21A	2021A	
Butane	$9.8	$0.8	$0.7	$11.1	**$22.3**	Margin
Martin Underground	$0.5	$0.5	$0.4	$0.7	**$2.1**	Fixed-Fee
Natural Gasoline	$(0.1)	$0.3	$0.3	$0.5	**$1.0**	Fixed-Fee
Propane	$1.9	$0.1	$0.3	$0.4	**$3.0**	Margin
Total NGLs	**$12.2**	**$1.7**	**$1.8**	**$12.8**	**$28.4**	
Sulfur Services	**1Q21A**	**2Q21A**	**3Q21A**	**4Q21A**	**2021A**	
Fertilizer	$7.1	$6.9	$2.2	$7.8	**$24.0**	Margin
Sulfur Prilling	$2.2	$1.5	$1.6	$1.5	**$6.8**	Fixed-Fee
Molten Sulfur	$(0.1)	$0.4	$1.1	$2.1	**$3.5**	Fixed-Fee
Total Sulfur Services	**$9.2**	**$8.9**	**$4.9**	**$11.4**	**$34.3**	
Adjusted EBITDA*	**$34.6**	**$26.2**	**$25.5**	**$44.0**	**$130.3**	
Unallocated SG&A	$(3.7)	$(3.7)	$(4.0)	$(4.3)	**$(15.7)**	
Total Adjusted EBITDA	**$30.9**	**$22.5**	**$21.5**	**$39.7**	**$114.5**	(1)

(1) 2021 Adjusted EBITDA of $114.5 million, $12.5 million over Guidance of range of $95-102

MARTIN MIDSTREAM PARTNERS

Note: numbers may not add due to rounding
*Pre-Unallocated SG&A

Page 3

MMLP 4Q & Full Year 2020 Adjusted EBITDA Reconciliation

(in millions)	Terminalling & Storage	Sulfur Services	Transportation	Natural Gas Liquids	SG&A	Interest Expense	4Q20 Actual
Net income (loss)	$12.6	$4.7	$(2.3)	$1.5	$(5.1)	$(13.9)	**$(2.6)**
Interest expense add back	--	--	--	--	--	$13.9	**$13.9**
Loss on exchange of senior unsecured notes	--	--	--	--	$0.3	--	**$0.3**
Income tax expense	--	--	--	--	$0.2	--	**$0.2**
Operating Income (loss)	$12.6	$4.7	$(2.3)	$1.5	$(4.6)	--	**$11.9**
Depreciation and amortization	$7.5	$3.1	$4.5	$0.6	--	--	**$15.7**
Gain on disposition or sale of PP&E	$(9.5)	--	$(0.5)	--	--	--	**$10.0**
Gain on involuntary conversion of PP&E	--	$(0.4)	--	--	--	--	**$(0.4)**
Non-cash mark-to-market on derivatives	--	--	--	$(0.1)	--	--	**$(0.1)**
Non-cash compensation expense	--	--	--	--	$0.3	--	**$0.3**
Adjusted EBITDA	**$10.6**	**$7.4**	**$1.7**	**$2.0**	**$(4.3)**	**$0.0**	**$17.4**

(in millions)	Terminalling & Storage	Sulfur Services	Transportation	Natural Gas Liquids	SG&A	Interest Expense	YTD 4Q20 Actual
Net income (loss)	$23.9	$29.0	$1.8	$9.6	$(24.9)	$(46.2)	**$(6.8)**
Interest expense add back	--	--	--	--	--	$46.2	**$46.2**
Loss on exchange of senior unsecured notes	--	--	--	--	$8.8	--	**$8.8**
Income tax expense	--	--	--	--	$1.7	--	**$1.7**
Operating Income (loss)	$23.9	$29.0	$1.8	$9.6	$(14.4)	--	**$49.9**
Depreciation and amortization	$29.5	$12.1	$17.5	$2.5	--	--	**$61.6**
(Gain) loss on disposition or sale of PP&E	$(6.4)	$(4.1)	$0.7	--	--	--	**$(9.8)**
Lower of cost or market adjustments	--	--	--	$0.3	--	--	**$0.3**
Gain on involuntary conversion of PP&E	$(0.1)	$(4.8)	--	--	--	--	**$(4.9)**
Gain on repurchase of senior unsecured notes	--	--	--	--	$(3.5)	--	**$(3.5)**
Non-cash insurance related accruals	--	$0.3	--	--	--	--	**$0.3**
Non-cash mark-to-market on derivatives	--	--	--	$0.4	--	--	**$0.4**
Non-cash compensation expense	--	--	--	--	$1.3	--	**1.3**
Adjusted EBITDA	**$46.9**	**$32.5**	**$20.0**	**$12.0**	**$(16.6)**	**$0.0**	**$94.9**

MARTIN MIDSTREAM PARTNERS

Note: numbers may not add due to rounding

Page 4

Page 5 2022E Guidance Note: numbers may not add due to rounding Range of Adjusted EBITDA, Distributable Cash Flow and Adjusted Free Cash Flow (in millions) 1Q2022 2Q2022 3Q2022 4Q2022 Guidance Year Ending December 31, 2022 (Unaudited) Adjusted EBITDA $28 - $30 $23 - $25 $20 - $22 $29- $33 $100 - $110 Less: Interest expense $12.5 $12.5 $12.5 $10.5 $48 Income tax expense, net of deferred - - - - - Amortization of deferred debt issuance costs - - - - - Maintenance capital expenditures and plant turnaround costs $6 $7 $5 $4 $22 Distributable cash flow $9.5 - $11.5 $3.5 - $5.5 $4.5 - $6.5 $13.5 - $17.5 $31 - $41 Less: Expansion capital expenditures $4 $3 $0.6 $0.4 $8 Principle payments under finance lease obligations - - - - - Adjusted free cash flow $5.5 - $7.5 $0.5 - $2.5 $3.9 - $5.9 $13.1 - $19.1 $23 - $33

Page 6 Disclaimers Use of Non-GAAP Financial Measures Forward Looking Statements This presentation includes certain non-GAAP financial measures such as EBITDA, Adjusted EBITDA, Distributable Cash Flow and Adjusted Free Cash Flow. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with GAAP is set forth in the Appendix of this presentation or on our web site at www.MMLP.com. MMLP’s management believes that these non-GAAP financial measures may provide useful information to investors regarding MMLP’s financial condition and results of operations as they provide another measure of the profitability and ability to service its debt and are considered important measures by financial analysts covering MMLP and its peers. The Partnership has not provided comparable GAAP financial information on a forward-looking basis because it would require the Partnership to create estimated ranges on a GAAP basis, which would entail unreasonable effort. Adjustments required to reconcile forward-looking non-GAAP measures cannot be predicted with reasonable certainty but may include, among others, costs related to debt amendments and unusual charges, expenses and gains. Some or all of those adjustments could be significant. Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial or operational estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties, including (i) the current and potential impacts of the COVID 19 pandemic generally (including variants of the virus), on an industry-specific basis, and on Martin Midstream Partners' specific operations and business, (ii) the effects of the continued volatility of commodity prices and the related macroeconomic and political environment, and (iii) other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise except where required to do so by law.